Investor Presentation June 25–27, 2013 © Copyright 2013 Buckeye Partners, L.P. Exhibit 99.1

LEGAL NOTICE/FORWARD-LOOKING STATEMENTS
© Copyright 2013 Buckeye Partners, L.P.

This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation.
These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,”
“assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology.  In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements.  These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the
“Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control.  Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements.  The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.

INVESTMENT HIGHLIGHTS
Petroleum storage tanks at our Macungie terminal in Pennsylvania Aerial view of BORCO’s six offshore jetties with tank farm in the distance
© Copyright 2013 Buckeye Partners, L.P.

• Over 125 years of continuous operations, with a 26-year track record as a publicly traded MLP on the
NYSE
• Market capitalization of $7.0 billion
• Lower cost of capital realized from elimination of GP IDRs; differentiation from many of our peers
• Investment grade credit rating with a conservative approach toward financing growth
• Increased geographic and product diversity resulting from recent acquisitions
• Attractive growth investment opportunities across our domestic and international asset platform;
including crude diversification projects utilizing existing asset footprint
• Opportunities for significant internal growth projects on legacy and recently acquired assets
• Increased distribution declared for Q1 2013; paid cash distributions each quarter since formation in
1986

People, Culture, Assets
Safety and Operational Excellence
Current
Strengthen Financial Position
Execute On Existing Base Business
Customer Service Leadership
Diversify Portfolio of Assets
Future
Entrepreneurship, Execution, and Continuous Improvement

BUCKEYE PARTNERS, L.P.

BUCKEYE’S STRATEGY

Key Component
Guiding Principle
Generate
Exceptional
Financial
Returns to
Unitholders
© Copyright 2013 Buckeye Partners, L.P.
Our Vision:
Our Mission:  To deliver superior returns to our investors through our talented, valued employees and our core strengths of
•
An unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity
• Best-in-class customer service and sophisticated commercial operations
• Operational excellence that provides consistent, reliable performance at the lowest reasonable cost
• An entrepreneurial approach toward logistical solutions to profitably expand and optimize Buckeye’s portfolio of global energy assets
• A commitment to consistent execution and the continuous improvement of our operations, projects and people
Buckeye - the logistical solutions partner of choice for the global energy business

LTM ADJUSTED EBITDA(1)
2.3%
2.0%
0.9%
22.5%
72.3%

BUCKEYE PARTNERS, L.P.

ORGANIZATIONAL OVERVIEW
Three Business Operating Units
Domestic Pipelines & Terminals
• ~6,000 miles of pipeline with ~100 delivery locations
• ~100 liquid petroleum product terminals
• ~42 million barrels of liquid petroleum product storage capacity
International Pipelines & Terminals
• ~30 million barrels of storage capacity at 2 terminal facilities in The Bahamas (~25 million) and Puerto Rico (~5 million)
• Deep water berthing capability to handle ULCCs and VLCCs
in The Bahamas
• Announced expansion of 4.7 million barrels at Bahamian facility nearing
completion, with 1.9 million barrels placed in service 2     half 2012, 1.6
million placed into service during Q1 2013, and 1.2 million barrels expected to be placed into service during Q3 2013
Buckeye Services
Natural Gas Storage
• Over 30 Bcf of working natural gas storage capacity in Northern California
Energy Services
• Markets refined petroleum products in areas served by Domestic Pipelines
& Terminals
Development & Logistics
• Operates and/or maintains third-party pipelines under agreements with major oil and gas and chemical companies
(1) LTM through March 31, 2013. See Appendix for Non-GAAP
Reconciliations
© Copyright 2013 Buckeye Partners, L.P.

nd

Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Domestic Terminal Locations
International Operations
Contract Pipe Line Operations
Delivery Locations
Lodi Gas Storage, L.L.C.
Joint Ventures
WesPac Pipelines–Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
Sacramento
Reno
San Diego
El Paso
Houston
Lake Charles
Des Moines
St. Louis
Memphis
Green Bay
Chicago
Indianapolis
Louisville
Detroit
Lima
Pittsburgh
Macungie
New York City
Richmond
Atlanta
Birmingham
Montgomery
Tampa
Miami
Bahamas
Puerto Rico

BUCKEYE PARTNERS, L.P.

BUCKEYE SYSTEM MAP © Copyright 2013 Buckeye Partners, L.P. 6

VALUE CREATION/GROWTH DRIVERS
$4 Billion Invested Since 2008
Recent Transactions (1)
2012
• Perth Amboy, New Jersey Marine Terminal,
$260.0 million
2011
• BORCO Marine Terminal, $1.7 billion
• BP Pipeline & Terminal Assets, $165.0 million
• Maine Terminals and Pipeline, $23.5 million
2010
• Buy-in of BPL’s general partner, 20 million units issued
• Yabucoa, Puerto Rico Terminal, $32.6 million
• Opelousas, Louisiana Terminal, $13.0 million
• Additional Equity Interest in West Shore Pipe Line Company,
$13.5 million
2009
• Blue/Gold Pipeline and Terminal Assets, $54.4 million
2008
• Lodi Natural Gas Storage, $442.4 million
• Farm & Home Oil Company
(2)
, $146.2 million
(3)
• Niles and Ferrysburg, Michigan Terminals, $13.9 million
• Albany, New York Terminal, $46.9 million
© Copyright 2013 Buckeye Partners, L.P.

(1) Excludes acquisitions with a value of $10 million or lower
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
(4) Estimate provided is mid-point of expected organic growth capital spend range
Capital Projects Benefiting 2013 and Beyond
Organic Growth Capital Spending
(4)
$0
$80
$160
$240
$320
$400
2008 2009 2010 2011 2012 2013P
Perth Amboy
BORCO
Domestic Assets
(excl. Perth
Amboy)
$91.5
$247.9
$63.8
$46.5
$276.9
$310.0
(4)
• Transformation of Perth Amboy terminal into highly efficient, multi-
product storage, blending, and throughput facility with crude unit train offloading capability
• Storage expansion and terminal enhancements at BORCO facility
• Construction of crude oil storage tanks, capacity increases in pipeline interconnectivity, and crude oil pipeline to unit train connection within our Chicago complex
• Truck loading rack upgrades in the Midwest
• Refurbishment of tanks across the domestic system
• Butane blending, vapor recovery, and additive system installations planned for numerous terminal facilities across the domestic system
• Completion of modifications at Albany terminal, allowing the handling of both crude oil and ethanol unit trains

Crude Flow
Product Flow
Possible Crude Flow
Active Crude Pipeline
Proposed Crude Pipeline
Active Product Pipeline
Proposed Product Pipeline
Refinery

BUCKEYE PARTNERS, L.P.

CRUDE DIVERSIFICATION
© Copyright 2013 Buckeye Partners, L.P.

With the emergence of the Bakken and Utica shale plays, as well as new crude developments in
Latin America, Buckeye is looking at ways to leverage its assets to provide crude oil logistics solutions to producers and refiners wherever possible.
Crude Blending & Staging
To West
Coast
To Asia
To Gulf
Coast
To Europe
From Latin
America
Source: PFC Energy
•
Albany, NY
• Multi-year contract signed with Irving Oil in October 2012 to provide crude oil services, including offloading unit trains, storage, and throughput
• Albany terminal has two ship docks on the Hudson River, allowing transport of crude oil directly to Irving’s facility
•
Perth Amboy, NJ
• Project initiated to add crude by rail capability
• Outbound transportation options include ship, barge, and pipeline
•
Chicago Complex
• Diluent storage and transshipments – inbound via railroad and pipeline; outbound via pipeline to Canadian destinations
• Long-term storage and throughput agreement recently signed with major that supports construction of incremental 1.1 million barrels of crude oil storage
• Long-term crude oil storage, throughput, and rail loading services agreement recently signed with crude oil marketer; Western Canadian  and Bakken crude oil expected to be transported via pipeline into Chicago Complex for ultimate delivery to unit-train facilities on the East, Gulf, and West Coasts
•
BORCO (Freeport, Bahamas)
• Multi-year agreement signed in April 2012 to support 1.2 million barrel expansion of facility
• Latin America crude developments forcing producers to find large storage locations with blending capabilities and segregation for multiple qualities of crude
• Advanced marine infrastructure and service capabilities provide competitive advantage over other marine terminals in the region

Domestic Pipelines & Terminals © Copyright 2013 Buckeye Partners, L.P. 9

2,000
1,500
1,000
500
0
1,395.4
1,323.1
1,316.4
1,358.1
1,385.6
1,400.4
2008
2009
2010
2011
2012
YTD (1)

1000
750
500
250
0
464.4
471.9
562.5
730.9
897.3
953.9
2008
2009
2011
2012
YTD(1)

BUCKEYE PARTNERS, L.P.

DOMESTIC PIPELINES & TERMINALS OVERVIEW
© Copyright 2013 Buckeye Partners, L.P.

Petroleum storage tanks at our Macungie terminal in Pennsylvania
•
Pipelines & Terminals segment represents Buckeye’s
largest segment contribution to Adjusted EBITDA
•
Over 6,000 miles of pipeline located primarily in the
Northeast and Midwest United States moving nearly
1.4 million barrels of liquid petroleum products per day
with more than 100 delivery points
•
Approximately 100 liquid petroleum product storage
terminals located throughout the United States
•
Approximately 42 million barrels of storage capacity
Terminal Throughput Volumes
Pipeline Throughput Volumes
(1) Through March 31, 2013.

PERTH AMBOY OVERVIEW
Facility Overview
• BPL purchased facility from Chevron (closed in July 2012)
• Located at the southwest end of New York Harbor on
the Arthur Kill
• Only ~ 6 miles from Buckeye Linden complex
• Pipeline, water, rail, and truck access
• Strategically situated on New York Harbor as a NYMEX
delivery point
• Approximately 5 MMBbls total storage capacity
• 2.7 MMBbls of active refined product storage
• 1.3 MMBbls of refurbishable refined product storage
• 0.8 MMBbls of heavy oil refurbishable storage
• 4 docks (1 ship, 3 barge (1) ) with water draft up to 37'
• ~250 acre site with significant undeveloped acreage for
expansion potential
• Capital investment period supported by multi-year
storage, blending, and throughput commitments from
Chevron
© Copyright 2013 Buckeye Partners, L.P.

Note: Facility
located in Perth
Amboy, NJ.
Green line
indicates
approximate
property
boundaries
(1) One of the barge docks is currently out of service.
Growth Opportunities
• Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending, and throughput facility
• Potential for crude, gasoline, distillate, ethanol, asphalt, or 6 oil service that can be optimized as market needs evolve
• Pipeline planned for direct interconnect to Buckeye Linden complex
• Project initiated to allow handling of Bakken-sourced crude oil via rail and ship
Strategic Rationale
• Improves connectivity and service capabilities for
customers to increase Buckeye system utilization
• Provides for security and diversity of product supply for
Buckeye’s customers by connecting waterborne product
supply with end destination markets across the Buckeye
system
• Provides customers with storage at New York Harbor, a
highly liquid NYMEX settlement point

DOMESTIC PIPELINES & TERMINALS GROWTH POTENTIAL
Crude Diversification:
• Multi-year contract to support transformation of
the Albany marine terminal to provide crude oil
services, including offloading unit trains,
storage, and throughput
• Contracted to offload Bakken crude for refinery
customer at Woodhaven, MI facility
• Project initiated to add crude by rail capability at
Perth Amboy
Chicago Complex Crude Oil and Other
Opportunities:
• Construction of additional 1.1 million barrels of
crude oil storage capacity to leverage asset
footprint in Chicago; project is underwritten by
long-term contract with major
• Re-purposing of rail facilities and enhancement
of pipeline interconnectivity in connection with
long-term crude oil storage, throughput, and rail
loading services agreement with a marketer
• Project underway to increase refined products
pipeline interconnectivity within the complex
• Recently completed propylene storage at facility
with rail loading capability
© Copyright 2013 Buckeye Partners, L.P.

• Significant growth driven by strong blending margins
• Improved blending efficiencies and oversight
• Opportunities for further locational deployment of blending capabilities
PROJECTS
Primary
Utica Shale
Other Projects In Progress:
• Storage expansions at existing domestic terminals, including Pittsburgh and Opelousas terminals
Buckeye’s ability to leverage and repurpose our existing domestic asset footprint has allowed us to successfully deliver high-return growth capital projects with low single digit multiples
Utica Shale Opportunity:
• Development is in
early stages, but
industry consensus is
that crude logistics
solutions will be
needed
• Buckeye has presence
in area and has
opportunity to utilize
existing infrastructure,
including ROW and
underutilized lines, to
be key logistics
provider
Butane Blending:

FERC ORDER DEVELOPMENTS
Buckeye Pipe Line’s Market-Rate Program
FERC Closes “Show Cause” Proceeding Regarding Buckeye Pipe Line Company, L.P. (“BPL Co.”)
• In response to protest of an airline shipper in the NYC area, FERC issued a “Show Cause” order on March 30, 2012, directing BPL Co. to justify continuation of its innovative rate-setting system and rejecting its routine, system-wide tariff increases.
•
FERC issued an order on February 22, 2013, closing the “Show Cause” proceeding and ruling that:
•
BPL Co. can continue to charge its current rates undisturbed
• BPL Co. granted full market-based-rate authority, i.e., no longer subject to rate increase caps, in markets previously found by FERC to be competitive markets, in which BPL Co. generated $137 million of revenue from interstate transportation service in 2012
• BPL Co. allowed to file future rates in its remaining markets, in which BPL Co. generated $126 million of revenue from interstate transportation service in 2012, pursuant to any of the methodologies permitted by FERC regulations, including in accordance with the generic FERC index
• Treatment of NYC market rate still pending outcome of two other filings, as discussed below (Airlines’ Complaint and
Market-Based Rates Application for New York City Market)
•
Earlier program utilized by BPL Co. now discontinued.
BPL Co. Increases Tariffs
•
BPL Co. increased tariffs effective May 1     by approximately seven percent in those markets subject to market-based-rate authority
• BPL Co. is still evaluating the extent to which it will increase tariff rates in the remaining markets, but does expect to file for a tariff
increase (excluding the NYC market) effective with the normal July 1    index cycle.
•
The July 1, 2013 increase in the FERC index, which is a methodology available to BPL Co., has been set by FERC at 4.6 percent.
Airlines’ Complaint
• On September 20, 2012, four airlines filed a complaint at FERC challenging BPL Co.’s tariff rates for transporting jet fuel to three NYC airports – the same movements that were the subject of the March 2012 protest that led to the “show cause” proceeding.
• On October 10, 2012, BPL Co. filed its answer to the complaint, and additional filings were made by the parties in October and November.
No third parties have filed to intervene in the complaint proceeding.
• On February 22, 2013, FERC issued an order setting the matter for hearing, but such hearing is on hold pending the outcome of FERC-
ordered settlement discussions between the parties, which are being facilitated by a FERC-appointed settlement judge.
• In 2012, deliveries of jet fuel to the NYC airports generated approximately $32 million of BPL Co.’s revenues. The complaint is not directed at BPL Co.’s rates for service to other destinations, and it has no impact on the pipeline systems and terminals owned by
Buckeye’s other operating subsidiaries.
st
st
© Copyright 2013 Buckeye Partners, L.P.

FERC ORDER DEVELOPMENTS (Continued)
Buckeye Pipe Line’s Market-Rate Program
© Copyright 2013 Buckeye Partners, L.P.

Market-Based Rates Application for New York City Market
On October 15, 2012, BPL Co. filed an application with FERC seeking authority to charge market-based rates for deliveries of refined petroleum products to the NYC market.
If FERC grants the application, BPL Co. would be permitted prospectively to set its rates in response to competitive forces, and the airlines’
cost-based challenges to BPL Co.’s jet fuel delivery rates to the NYC airports would be moot with respect to future rates.
Buckeye believes that the New York City-area market is robust and highly competitive.  The New York Harbor is one of the world’s most active refined petroleum products markets.  Within this market, BPL Co.’s customers have access to numerous existing alternatives, via pipeline, barge, and truck, to transport refined products.  The three airports are located near other active products pipelines or barge docks and, with reasonable investment, should be able to access alternative jet fuel supplies efficiently and economically.
On December 14, 2012, four airlines filed a joint protest of BPL Co.’s market-based rates application, specifically pertaining to jet fuel transportation to three NYC airports - the same movements that were the subject of the March 2012 protest that led to the “show cause”
proceeding. The protest is not directed at BPL Co.’s market-based rates application pertaining to movements of any other products or to any other destinations in the NYC market.
On January 14, 2013, BPL Co. filed its answer to the protest.  Additional filings were also made by the parties in January and February 2013.
On February 22, 2013, FERC issued an order setting the application for hearing, but putting it on hold pending the outcome of settlement discussions regarding the Airlines’ Complaint.

International Pipelines & Terminals © Copyright 2013 Buckeye Partners, L.P. 15

BORCO
• World-class marine storage terminal for crude oil, fuel oil, and refined petroleum products
• 24.9 MMBbls capacity
• Located in Freeport, Bahamas, 80 miles from Southern Florida and
920 miles from New York Harbor
• Deep-water access (up to 91 feet) and the ability to berth VLCCs and
ULCCs
• Capacity leased under take or pay contracts
• World-class customer base
• Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping
• Hub for international logistics
• Announced expansion of 4.7 million barrels nearing completion with
3.5 million barrels delivered to date and 1.2 million barrels expected to be placed into service in Q3 2013; room to significantly further expand capacity if market conditions permit
Yabucoa, Puerto Rico
• Well-maintained facility with superior blending/manufacturing facilities
• 4.6 million barrels of refined petroleum product, fuel oil, and crude oil storage capacity
• Strategic location supports a strong local market and also provides regional growth opportunities
• Long-term fee-based revenues supported by multi-year volume commitments from Shell
Other
• Fuel oil supply and distribution services in the Caribbean
© Copyright 2013 Buckeye Partners, L.P.

INTERNATIONAL PIPELINES AND TERMINALS
(1) LTM through March 31, 2013. Revenue excludes non-cash amortization of unfavorable storage contracts.
80.4%
11.9%
7.6%
Storage (take or pay)
Berthing (variable)
Other Ancillary (variable)
62.0%
23.1%
14.9%
Fuel Oil
Crude Oil
Refined Products
BORCO LTM REVENUE (1)
BORCO LTM LEASED CAPACITY (1)

Expansion Capacity (Mmbls)
Cumulative CAPEX $MM

BUCKEYE PARTNERS, L.P.

Capex
INTERNATIONAL INTERNAL GROWTH PROJECTS
EXPANSION AND OTHER GROWTH OPPORTUNITIES
© Copyright 2013 Buckeye Partners, L.P.

•
Expanded storage capacity by 3.5 million barrels, with an additional 1.2 million barrels of crude oil storage expected to be in service in the third quarter of 2013; all 4.7 million barrels are fully leased
•
Constructed ample berthing capacity to allow  future expansion without incremental marine infrastructure spend
•
Designed facility to accommodate multiple product segregations to enable blending and maximum flexibility for changes in facility requirements
•
Improved simultaneous operations to move product in and out of the facility at the same time
•
Provided critical infrastructure redundancy to ensure business continuity
•
Improved loading and unloading rates to allow for reduced berthing time
•
Laid ground work for future expansion by optimizing facility configuration
Other Internal Growth Opportunities
•
Significant land available for further expansion
•
Additional interest for staging of crude oil resulting from Latin American production expected to come online over the next decade
•
Provides optionality to multiple end-market destinations
•
Bunkering Opportunities – Blended Fuel Oil
•
BORCO is a logical geographical location spot for a new “Bunker filling station”
•
2014 Panama Canal expansion to allow passage of Suezmax vessels expected to lead to 20-30% increase in traffic; BORCO location ideal to service the incremental vessels
•
Yabucoa, Puerto Rico facility provides opportunities for jet fuel and crude storage, as well as fuel oil supply and bunkering
BORCO Expansion Capacity
(1)
–millions of barrels
(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.
BORCO Capital Investment Since Acquisition (~$340 million):
Bluefield
Future
Expansion Area
Yellowfield
$0
$50
$100
$150
$200
$250
0
1
2
3
4
5
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
Yellowfield 2
Bluefield 2
Bluefield 1
Yellowfield 1

© Copyright 2013 Buckeye Partners, L.P. 18 Buckeye Services

BUCKEYE SERVICES OVERVIEW
© Copyright 2013 Buckeye Partners, L.P.

• Buckeye Energy Services (“BES”) markets a wide range of
refined petroleum products and other ancillary products in
areas served by Buckeye’s pipelines and terminals
• Strategy for mitigating basis risk included a reduction of refined product inventories in the Midwest and focusing on
fewer, more strategic locations for transacting business
• Recently reduced costs by right-sizing the infrastructure for reduced geographic focus
• Contributed approximately $24.5 million in revenues to
Domestic Pipelines & Terminals during the last twelve
months through March 31,2013, while also providing
valuable insight on demand and pricing support for our
terminalling and storage business
• Buckeye Development & Logistics (“BDL”) operates and/or
maintains third-party pipelines under agreements with major
oil and gas and chemical companies
• BDL is also responsible for identifying and completing
potential acquisitions and organic growth projects for Buckeye
• BDL services offered to customers
• Contract operations
• Project origination
• Asset development
• Engineering design
• Project management
• Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with over 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
• Revenue is generated through firm storage services and hub services
• The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day
(MMcf/day) and 750 MMcf/day, respectively
• Lodi’s facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations
Energy Services
Development & Logistics
Natural Gas Storage

Financial Overview © Copyright 2013 Buckeye Partners, L.P. 20

FINANCIAL PERFORMANCE
(1)
© Copyright 2013 Buckeye Partners, L.P.

Adjusted EBITDA ($MM)
(2)
Cash Distributions Declared per Unit
Cash Distribution Coverage
(2)(3)
(1) LTM through March 31, 2013
(2) See Appendix for Non-GAAP Reconciliations
(3) Distributable cash flow divided by cash distributions declared for the respective periods
(4) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility
Net LT Debt/Adjusted EBITDA
(4)
$313.6
$370.2
$382.6
$487.9
$559.5
$603.4
$0
$100
$200
$300
$400
$500
$600
$700
2008 2009 2010 2011 2012 LTM
1.01x
1.16x
1.03x
0.91x
1.04x
1.15x
0.00x
0.40x
0.80x
1.20x
1.60x
2008 2009 2010 2011 2012 LTM
$3.475
$3.675
$3.875
$4.075
$4.150
$4.163
$0.00
$1.25
$2.50
$3.75
$5.00
2008 2009 2010 2011 2012 LTM
4.47x
3.62x
3.89x
4.55x
4.74x
3.97x
0.00x
1.50x
3.00x
4.50x
6.00x
2008 2009 2010 2011 2012 LTM

INVESTMENT SUMMARY
© Copyright 2013 Buckeye Partners, L.P.

• July 2012 acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near-term growth opportunities at attractive multiple
• World-class BORCO marine storage terminal with 24.9 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas, with opportunity for significant additional capacity expansion; serves as important logistics hub for international petroleum product flows
• Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
• Management continues to drive operational excellence through its best practices initiative
• Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near-term growth projects
Stability and Growth
• Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of changing supply and demand fundamentals for crude and refined petroleum products to drive improved returns to unitholders

Non-GAAP Reconciliations © Copyright 2013 Buckeye Partners, L.P. 23

BASIS OF REPRESENTATION; EXPLANATION OF NON-GAAP MEASURES
© Copyright 2013 Buckeye Partners, L.P.

(1) LTM through March 31, 2013.
Buckeye’s equity-funded merger with Buckeye GP Holdings, L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of LP units outstanding increase from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007.
Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and
(iii) items that are not indicative of our core operating performance results and business outlook.
Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies.
Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income.

NON-GAAP RECONCILIATIONS
© Copyright 2013 Buckeye Partners, L.P.

Net Income to Adjusted EBITDA and Distributable Cash Flow ($000)
(1) LTM through March 31, 2013
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2013 amounts reflect estimated cash distributions to be paid on LP units for the quarter ended March 31,
2013. Distributions with respect to the Class B units outstanding on the record date for the quarter ended March 31, 2013 will be paid in additional Class B units rather than in cash.
2008 2009 2010 2011 2012 LTM
(1)
Net income attributable to BPL 26,477 49,594 43,080 108,501 226,417 263,799
Interest and debt expense 75,410 75,147 89,169 119,561 114,980 116,419
Income tax expense (benefit) 801 (343) (919) (192) (675) (881)
Depreciation and amortization 50,834 54,699 59,590 119,534 146,424 150,988
EBITDA 153,522 179,097 190,920 347,404 487,146 530,325
153,546 90,381 157,467 - -
Amortization of unfavorable storage contracts - - - (7,562) (10,994) (10,994)
Gain on sale of equity investment - - - (34,727) - -
Non-cash deferred lease expense 4,598 4,500 4,235 4,122 3,901 3,868
Non-cash unit-based compensation expense 1,909 4,408 8,960 9,150 19,520 20,236
Equity plan modification expense - - 21,058 - - -
Asset impairment expense - 59,724 - - 59,950 59,950
Goodwill impairment expense - - - 169,560 - -
Reorganization expense - 32,057 - - - -
Adjusted EBITDA 313,575 370,167 382,640 487,947 559,523 603,385
Less:  Interest and debt expense, excluding amortization of deferred financing costs and debt discounts (73,573) (71,863) (84,758) (111,941) (111,511) (112,976)
Maintenance capital expenditures (28,936) (23,496) (31,244) (57,467) (54,425) (46,448)
Income taxes, excluding non-cash taxes and other 1,210 325 - (6) (1,095) (889)
Distributable Cash Flow 212,276 275,133 266,638 318,533 392,492 443,072
209,412 237,687 259,315 351,245 376,193 384,677
Coverage Ratio 1.01x 1.16x 1.03x 0.91x 1.04x 1.15x
Adjusted Segment EBITDA
Pipelines & Terminals 253,790 302,164 346,447 361,018 409,055 436,367
International Operations - - (4,655) 112,996 132,104 135,681
Natural Gas Storage 41,814 41,950 29,794 4,204 6,118 5,559
Energy Services 9,443 19,335 5,861 1,797 524 13,887
Development & Logistics 8,528 6,718 5,193 7,932 11,722 11,891
Total Adjusted EBITDA 313,575 370,167 382,640 487,947 559,523 603,385
Net income attributable to noncontrolling interests affected by merger (2)
Distributions for Coverage ratio (3)